Exhibit 10.2

EXECUTION

AMENDMENT NUMBER THREE

to the

MORTGAGE LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT

dated as of December 4, 2015

between

BARCLAYS BANK PLC

and

PENNYMAC LOAN SERVICES, LLC

This AMENDMENT NUMBER THREE (this “Amendment”) is made as of this 16th day of June, 2017, by and between Barclays Bank PLC (the “Purchaser” and the “Agent”) and PennyMac Loan Services, LLC (the “Seller” and the “Servicer”), and amends that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 4, 2015, as amended by Amendment Number One, dated as of December 2, 2016 and Amendment Number Two, dated as of May 3, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between the Purchaser, the Agent, the Servicer and the Seller.

WHEREAS, the Purchaser, the Agent, the Servicer and the Seller have agreed to amend the Purchase Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment.  Effective as of the date hereof, Section 1 of the Purchase Agreement is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing such term with the following:

“Committed Amount” means an amount equal to $130,000,000, minus the sum of (i) the MSR Facility Borrowed Amount and (ii) the Aggregate MRA Purchase Price for all transactions in respect of the Committed Amount (as defined in the Master Repurchase Agreement) under the Master Repurchase Agreement, on a committed basis.

SECTION 2. Fees and Expenses.  Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser incurred in connection with this Amendment, in accordance with Section 21 of the Purchase Agreement.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

SECTION 4. Limited Effect.  Except as amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Purchase Agreement, any reference in any of such items to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.

SECTION 5. Representations.   In order to induce Purchaser to execute and deliver this Amendment, PennyMac Loan Services, LLC, in its capacities as Seller and Servicer, hereby represents to Purchaser that as of the date hereof, (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no default or event of default has occurred and is continuing under the Program Documents.

SECTION 6. Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7. Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 8. Miscellaneous.
(a) This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b) The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Purchase Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Purchaser, the Agent, the Servicer and the Seller have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
as Purchaser and Agent

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

PENNYMAC LOAN SERVICES, LLC,
as Seller and Servicer

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Amendment Number Three to Mortgage Loan Participation Purchase and Sale Agreement